Exhibit 10.20

AMENDMENT NO. 1

to

CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (the “Amendment”) is made as of December 2, 2013 (the “Effective Date”), by and among SIGMA-ALDRICH CORPORATION (the
“Borrower”), the financial institutions listed on the signature pages hereto (the “Lenders”) and WELLS
FARGO BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent (the
“Administrative Agent”) under that certain Credit Agreement dated as of May 10, 2012 by and among the
Borrower, the financial institutions party thereto and the Administrative Agent (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit
Agreement.

WITNESSETH

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the
Credit Agreement; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement to extend the Revolving Loan Termination Date on the terms and conditions set forth herein;

WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit
Agreement:

1.     Amendments to the Credit Agreement. Effective as of the Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

1.1.	The definition of “Revolving Loan Termination Date” appearing in Section 1.1 of the
Credit Agreement is amended to delete the reference to “May 10, 2017” appearing therein and to substitute “May 10, 2018” therefor.

1.2.	Schedule II to the Credit Agreement (Revolving Commitments) is amended and restated
in its entirety as set forth on Annex I hereto.

1.3.	Schedule 4.9 to the Credit Agreement (Subsidiaries) is amended and restated in its entirety as set forth on Annex II hereto.

2.	Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a)    the Administrative Agent shall have received:

(i)     duly executed counterparts of this Amendment from the Borrower, each
Lender and the Letter of Credit Issuer;

(ii)     duly certified resolutions of the Borrower (in form and substance reasonably acceptable to the Administrative Agent) authorizing the execution, delivery and performance of this Amendment and of the
Credit Agreement as amended hereby; and

(iii)     payment of all fees and expenses due and payable as of the date hereof.

(b)     the Administrative Agent shall have made such reallocations of each Lender’s
Revolving Commitment Percentage of the Revolving Credit Exposure under the
Credit Agreement as are necessary such that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Revolving Commitment Percentage of the Revolving Credit Exposure under the Credit Agreement as amended hereby. The Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any LIBOR Loans and the reallocation described in this clause
(b), in each case on the terms and in the manner set forth in Section 2.12 of the
Credit Agreement.

3.     Representations and Warranties and Reaffirmations of the Borrower.

3.1.     The Borrower hereby represents and warrants that (i) this Amendment and the Credit
Agreement as previously executed and as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and requirements of reasonableness, good faith and fair dealing), and (ii) no Default or Event of Default has occurred and is continuing.

3.2.     Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby reaffirms all covenants, representations and warranties, in all material respects (or, to the extent qualified by materiality or material adverse effect, in all respects), made in the Credit Agreement as modified hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective
Date, except that any such covenant, representation, or warranty that was made as of a specific date shall be considered reaffirmed only as of such date.

4.     Reference to the Effect on the Credit Agreement.

4.1.    Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to “this Credit Agreement,”
“hereunder,” “hereof,” “herein” or words of like import referring thereto) or in any other
Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

4.2.     Except as specifically modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

4.3.     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.     Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.     Counterparts.    This Amendment may be executed by one or more of the parties to this
Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a counterpart of this
Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.
SIGMA-ALDRICH CORPORATION,
as the Borrower
By: /s/ Jan A. Bertsch
Name: Jan Bertsch
Title: Executive Vice President and Chief Financial Officer

By: /s/ Mike Hollenkamp
Name: Mike Hollenkamp
Title: Vice President and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Letter of Credit Issuer and as a Lender

By: /s/ Daniel R. Van Aken
Name: Daniel R. Van Aken
Title: Director

BANK OF AMERICA, N.A., as a Lender

By: /s/ Patricia M. Watson
Name: Patricia M. Watson
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Krys Szremski
Name: Krys Szremski
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By: /s/ Mark Campbell
Name: Mark Campbell
Title: Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Kenneth R. Fieler
Name: Kenneth R. Fieler
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

By: /s/ Heidi Sandquist
Name: Heidi Sandquist
Title: Director

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

COMMERCE BANK, as a Lender

By: /s/ Ben Costello
Name: Ben Costello
Title: Officer

THE NORTHERN TRIST COMPANY, as a Lender

By: /s/ Roger McDougal
Name: Roger McDougal
Title: Senior Vice President

ANNEX I

SCHEDULE II

REVOLVING COMMITMENTS

Lender	Commitment
Wells Fargo Bank, National Association	$100,000,000
Bank of America, N.A.	$100,000,000
JPMorgan Chase Bank, N.A.	$100,000,000
The Bank of Tokyo-Mitsubishi UFJ. Ltd.	$75,000,000
U.S.Bank National Association	$75,000,000
Deutsche Bank AG New York Branch	$50,000,000
Morgan Stanley Bank, N.A.	$50,000,000
Commerce Bank	$25,000,000
The Northern Trust Company	$25,000,000
Total Revolving Commitments	$600,000,000

ANNEX II

SCHEDULE 4.9

SUBSIDIARIES

Attached.

SCHEDULE 4.9

Sigma-Aldrich Corporation
Subsidiaries List as of November 18, 2013

Name of Entity					Principal Place of Business	Description of Operations	State or Country of Incorporation	Year of Incorporation
[6,8]	Sigma-Aldrich Corporation - St. Louis, MO					Manufacturer/Sales Chemicals	Delaware	1975
	1.	[1,8]	Sigma-Aldrich Co. LLC		St. Louis, Missouri	Manufacturer/Sales Chemicals	Delaware	2011
			(A)	Sigma Second Street Redevelopment Corporation	St. Louis, Missouri	Real Estate	Missouri	1983
			(B)	Barton/Second Streets Redevelopment Corp.	St. Louis, Missouri	Real Estate	Missouri	1988
			(C)	Barton Real Estate Holdings, Inc.	St. Louis, Missouri	Real Estate	Missouri	1988
			(D)	Sigma Redevelopment Corporation	St. Louis, Missouri	Real Estate	Missouri	1979
			(E)	3506 South Broadway Redevelopment Corp.	St. Louis, Missouri	Real Estate	Missouri	1995
			(F)	Second President Properties Company	St. Louis, Missouri	Real Estate	Missouri	1988
			(G)	Olive/Ewing/Laclede Redevelopment Corporation	St. Louis, Missouri	Real Estate	Missouri	2000
			(H)	Midwest Consultants Co.	St. Louis, Missouri	Real Estate	Missouri	1971
			(I)	Sigma-Aldrich China, Inc.	Shanghai, China	Sales of Chemicals	Missouri	1990
			(J)	Cerilliant Corporation	Round Rock, Texas	Manufacturer	Texas	2000
			(K)	Sigma-Aldrich RTC, Inc.	Laramie Wyoming	Manufacturer	Delaware	2010
			(L)	Supelco, Inc.	Bellefonte, Pennsylvania	Manufacturer	Delaware	1996
			(M)	FMI Holdings, Inc.	St. Louis, Missouri	Dormant/Inactive	Delaware	1998
			(N)	Sigma Chemical Corp.	St. Louis, Missouri	Dormant/Inactive	Missouri	2001
			(O)	Sigma-Genosys of Texas LLC	The Woodlands, Texas	Manufacturer	Texas	1987
			(P)	Sigma-Aldrich Manufacturing LLC	St. Louis, Missouri	Manufacturer	Missouri	2004
			(Q)	Aldrich Chemical Co. LLC	Milwaukee, Wisconsin	Manufacturer	Delaware	1996
				(i) GLM Holdings, Inc.	Milwaukee, Wisconsin	Dormant/Inactive	Wisconsin	1991
				(i) Aldrich-Boranes, Inc.	Milwaukee, Wisconsin	Dormant/Inactive	Delaware	1989
				(i) Aldrich-APL, LLC	Urbana, Illinois	Manufacturer	Illinois	1995
			(R)	Sigma-Aldrich Business Holdings, Inc.	St. Louis, Missouri	Real Estate	Delaware	1996

			(i) Sigma-Aldrich Research Biochemicals, Inc.	Natick, Massachusetts	Manufacturer	Delaware	1997
		(S)	Sigma-Aldrich Lancaster, Inc.	St. Louis, Missouri	Holding Company	Missouri	1996
			(i) Techcare Systems, Inc.	St. Louis, Missouri	Distributor & Sales	California	1984
		(T)	Research Organics, Inc.	Cleveland, Ohio	Manufacturer	Ohio	1966
		(U)	Research Organics Foreign Trade Corporation	Cleveland, Ohio	Foreign Trade Corporation	Ohio	2008
		(V)	S and F Properties, Inc.	Cleveland, Ohio	Real Estate	Ohio	1986
		(W)	KL Acquisition Corp.	St. Louis, Missouri	Holding Company	Missouri	1990
			(i) Sigma-Aldrich Rus	Moscow, Russia	Sales of Chemicals	Russia	2005
			(i) Chemical Trade Limited	Moscow, Russia	Sales of Chemicals	Russia	1996
			(i) MedChem Limited	Moscow, Russia	Sales of Chemicals	Russia	1997
			(ii) SAF-Lab	Moscow, Russia	Sales of Chemicals	Russia	1998
			(ii) TechMed Biochem Limited	Moscow, Russia	Dormant/Inactive	Russia	1994
		(X)	Sigma-Aldrich Logistik GmbH	Steinheim, Germany	Distributor	Germany	2004
		(Y)	[1] Sigma-Aldrich Grundstuecks GmbH & Co. K.G.	Steinheim, Germany	Real Estate	Germany	1974
		(Z)	Sigma-Aldrich Israel Ltd.	Rehovot, Israel	Manufacturer & Sales	Israel	1969
2.	[1]	Sigma-Aldrich Verwaltungs GmbH		Steinheim, Germany	Holding Company	Germany	1983
3.	[2,6]	Sigma-Aldrich, Inc.		St. Louis, Missouri	Sales & Marketing	Wisconsin	1996
4.		Sigma-Aldrich Finance Co.		Hamilton, Bermuda	Holding Company	Missouri	1996
5.		SAFC Hitech, Inc.		Haverhill, Massachusetts	Manufacturing	Delaware	1996
6.		Sigma-Aldrich Insurance Company Ltd.		Hamilton, Bermuda	Insurance Company	Bermuda	2002
7.		SAFC, Inc.		Madison, Wisconsin	Pharmaceuticals	Wisconsin	1990
8.		SAFC-JRH Holding, Inc.		Lenexa, Kansas	Holding Company	Delaware	1998
		(A)	SAFC Biosciences, Inc.	Lenexa, Kansas	Manufacturer	Delaware	1994
9.		SAFC Carlsbad, Inc.		Carlsbad, California	Services	California	2001
10.		Sigma-Aldrich Holding LLC		St. Louis, Missouri	Holding Company	Delaware	2012
		(A)	BioReliance Holdings, Inc.	Rockville, Maryland	Holding Company	Delaware	2007
			(i) BioReliance Intermediate, Inc.	Rockville, Maryland	Holding Company	Delaware	2007
			(ii) BioReliance Corporation	Rockville, Maryland	Testing Services	Delaware	1996
			(ii) BioReliance U.K. Acquisition Limited	Glasgow, Scotland UK	Holding Company	United Kingdom	2007

			(iii) BioReliance Limited	Glasgow, Scotland UK	Testing Services	United Kingdom	1990
			(iv) BioReliance KK	Tokyo, Japan	Sales of Chemicals	Japan	2008
			(iv) BioReliance Limited India	Bangalore, India	Branch/Liaison Office	India
11.		Sigma-Aldrich Subsidiary I Corp.		St. Louis, Missouri	Holding Company	Delaware	2013
12.	[8]	Sigma-Aldrich (Switzerland) Holding AG		Buchs, Switzerland	Holding Compnay	Switzerland	1950
		(A)	[3,4,5,7,9] Sigma-Aldrich International GmbH	St. Gallen, Switzerland	Manufacturer/Sales Chemicals	Switzerland	1999
			(i) Sigma-Aldrich Chemie GmbH	Buchs, Switzerland	Manufacturer	Switzerland	2011
			(i) Sigma-Aldrich Production GmbH	Buchs, Switzerland	Manufacturer	Switzerland	1999
			[10] (i) Sigma-Aldrich Oceania Pty. Ltd.	Castle Hill, NSW, Australia	Holding Company	Australia	2005
			[10] (ii) Sigma-Aldrich Pty., Ltd.	Castle Hill, NSW, Australia	Sales of Chemicals	Australia	1991
			(iii) SAFC Biosciences Pty. Ltd.	Victoria, NSW, Australia	Manufacturer	Austalia	2002
			(iii) Proligo Australia Pty. Limited	Castle Hill, NSW, Australia	Dormant/Inactive	Australia	1997
			[10] (ii) Sigma-Aldrich Australian General Partnership	Castle Hill, NSW, Australia	Holding Company	Australia	2005
			(ii) Sigma-Aldrich New Zealand Co.	Auckland, New Zealand	Sales of Chemicals	New Zealand	2005
			(i) Sigma-Aldrich B.V.	Zwijndrecht, Netherlands	Holding Company	Netherlands	2000
			(ii)Sigma-Aldrich Chemie Holding GmbH	Munich, Germany	Holding Company	Germany	1985
			(iii) Sigma-Aldrich Chemie GmbH	Steinheim, Germany	Manufacturer	Germany	1974
			(iii) Sigma-Aldrich Producktions GmbH	Steinheim, Germany	Manufacturer	Germany	1998
			(iii) Sigma-Aldrich Biochemie GmbH	Hamburg, Germany	Manufacturer	Germany	1974
			(iv) Sigma-Aldrich Laborchemikalien GmbH	Seelze, Germany	Manufacturer	Germany	1997
			(i) Sigma-Aldrich Global S.a.r.l.	Luxembourg	Holding Company	Luxembourg	2010
			(i) Sigma-Aldrich S.a.r.l.	Luxembourg	Holding Company	Luxembourg	2010
			(ii) Sigma-Aldrich Canada Co.	Oakville, Ontario, Canada	Sales of Chemicals	Canada	1980

(i) Sigma-Aldrich Financial Services Limited	Dublin, Ireland	Holding Company	United Kingdom	1998
[7,9] (i) Sigma-Aldrich Pte. Ltd.	Singapore, Singapore	Sales of Chemicals	Singapore	1994
(ii) Sigma-Aldrich (M) Sdn. Bhd.	Selangor, Malaysia	Sales of Chemicals	Malaysia	1997
(ii) Sigma-Aldrich Chemicals Private Ltd.	Bangalore, India	Manufacturer/Sales Chemicals	India	2003
(ii) Sigma-Aldrich Pte. Ltd. VN R.O. (Branch)	Ho Chi Minh City, Vietnam	Branch/Liaison Office	Vietnam	2008
(ii) Sigma-Aldrich Holding Ltd.	Kyunggi do, Korea	Holding Company	Korea	1995
(iii) Sigma-Aldrich Korea Ltd.	Kyunggi do, Korea	Sales of Chemicals	Korea	2006
[7] (ii) Sigma-Aldrich Quimica, S.de R.L. de C.V.	Toluca, Mexico	Sales of Chemicals	Mexico	1993
(i) Silverberry Limited	Arklow, Ireland	Holding Company	Ireland	1999
(ii) Shrawdine Limited	Arklow, Ireland	Holding Company	Ireland	1999
(iii) Sigma-Aldrich Ireland Ltd.	Arklow, Ireland	Manufacturer/Sales Chemicals	Ireland	1997
(iv) SAFC Arklow Limited	Arklow, Ireland	Dormant/Inactive	Ireland	1982
[9] (i) Sigma-Aldrich spol. s.r.o.	Praque, Czech Republic	Sales of Chemicals	Czech Republic	1992
(ii) Sigma-Aldrich spol. s.r.o. organizacna-zlozka (Branch)	Bratislava, Slovakia	Sales of Chemicals	Slovakia	2009
(i) Sigma-Aldrich Denmark ApS	Broenby, Denmark	Sales of Chemicals	Denmark	1998
(i) Sigma-Aldrich Finland Oy	Helsinki, Finland	Sales of Chemicals	Finland	1994
(i) Sigma-Aldrich Kft.	Budapest, Hungary	Sales of Chemicals	Hungry	1993
(i) Sigma-Aldrich Norway AS	Oslo, Norway	Sales of Chemicals	Norway	1996
(i) Sigma-Aldrich Sp. z.o.o.	Poznan, Poland	Sales of Chemicals	Poland	1994
(i) Sigma-Aldrich Quimica S.L.	Madrid, Spain	Sales of Chemicals	Spain	1989
(ii) Sigma-Aldrich Quimica S.A. (Branch)	Sintra, Portugal	Sales of Chemicals	Portugal	1998
[4,5] (i) Sigma-Aldrich Sweden AB	Stockholm, Sweden	Sales of Chemicals	Sweden	1954
[5] (ii) Sigma-Aldrich de Argentina S.A.	Buenos Aires, Argentina	Sales of Chemicals	Argentina	1997
(ii) Sigma-Aldrich International GmbH (Branch)	Singapore, Singapore	Branch Office	Singapore	2013
[4] (i) Sigma-Aldrich Quimica Ltda. (Chile)	Santiago, Chile	Sales of Chemicals	Chile	2009

	(i) Sigma-Aldrich (Shanghai) Trading Co., Ltd.	Shanghai, China	Sales of Chemicals	China	2005
	(i) Sigma-Aldrich Hong Kong Holding Limited	Wan Chai, Hong Kong	Holding Company	Hong Kong	2007
	(i) Sigma-Aldrich (Wuxi) Life Science & Technology Co., Ltd.	Jiangsu, China	Manufacturer/Sales Chemicals	China	2008
	(i) Sigma-Aldrich Japan G.K.	Tokyo, Japan	Sales of Chemicals	Japan	1986
	(i) Sigma-Aldrich (Pty.) Ltd.	Kempton Park, South Africa	Sales of Chemicals	South Africa	1995
	[3] (i) Sigma-Aldrich BVBA/SPRL	Bornem, Belgium	Sales of Chemicals	Belgium	1984
	(i) Sigma-Aldrich Chemie B.V.	Zwijndrecht, Netherlands	Sales of Chemicals	Netherlands	1995
	[3] (i) Sigma-Aldrich Italia S.r.l.	Milan, Italy	Holding Company	Italy	1987
	(ii) Sigma-Aldrich S.r.l.	Milan, Italy	Sales of Chemicals	Italy	2000
	(ii) Sigma-Aldrich Handels GmbH	Vienna, Austria	Sales of Chemicals	Austria	1993
	(i) Sigma-Aldrich Holding S.a.r.l.	Lyon, France	Holding Company	France	2005
	(ii)Aldrich Chemical Foreign Holding LLC	St. Louis, Missouri	Holding Company	Missouri	1989
	(iii) Sigma-Aldrich Chimie SNC Partnership	Lyon, France	Holding Company	France	1989
	(iv) Sigma-Aldrich Chimie S.a.r.l.	Lyon, France	Sales of Chemicals	France	1987
	(ii)Sigma Chemical Foreign Holding LLC	St. Louis, Missouri	Holding Company	Missouri	1989
(B)	Sigma-Aldrich Company Limited	Poole, England	Manufacturer/Sales Chemicals	United Kingdom	1987
	(i) Sigma- Aldrich Holdings Ltd.	Poole, England	Dormant/Inactive	United Kingdom	1985
	(ii) Sigma-Genosys Limited	Poole, England	Dormant/Inactive	United Kingdom	1997
	(ii) Sigma Chemical Co. Ltd.	Poole, England	Dormant/Inactive	United Kingdom	1963
	(iii)Wessex Biochemicals Ltd.	Poole, England	Dormant/Inactive	United Kingdom	1963
	(ii) Aldrich Chemical Co. Ltd.	Poole, England	Dormant/Inactive	United Kingdom	1959
	(iii) Webnest Ltd.	Poole, England	Dormant/Inactive	United Kingdom	1973
	(ii) Bristol Organics Ltd.	Poole, England	Dormant/Inactive	United Kingdom	1970
	(ii) B-Line Systems Limited	Poole, England	Dormant/Inactive	United Kingdom	1990
	(ii) UFC Ltd.	Poole, England	Dormant/Inactive	United Kingdom	1983
	(i) Pharmorphix Limited	Poole, England	Dormant/Inactive	United Kingdom	2003

			(i) SAFC Biosciences Limited	Andover, England	Manufacturer	United Kingdom	1999
			(i) Epichem Group Limited	Bromborough, England	Holding Company	United Kingdom	1989
			(ii) SAFC Hitech Limited	Bromborough, England	Manufacturer	United Kingdom	1982
			(ii) SAFC Hitech Taiwan Co. Ltd.	Kaohsuing, Taiwan	Manufacturer/Sales Chemicals	Taiwan	2001
			(ii) SAFC Hitech (Shanghai) Co. Ltd.	Waigaopiao, China	Sales of Chemicals	China	2004
			(ii) SAFC Hitech Korea Ltd.	Kyunggi do, Korea	Dormant/Inactive	Korea	2005
		(C)	Fluka Chemical Corp.	St. Louis, Missouri	Dormant/Inactive	Delaware	1996
		(D)	Fluka Chemical Company, Ltd.	Poole, England	Dormant/Inactive	United Kingdom	1967
13.	[2,6,8]	Sigma-Aldrich Foreign Holding Co.		St. Louis, Missouri	Holding Company	Missouri	1989
		(A)	Sigma-Aldrich (OM) Ltd.	Athens, Greece	Sales of Chemicals	Greece	1997
		(B)	Sigma-Aldrich India (Branch)	Bangalore, India	Branch/Liaison Office	India	1992
	[2]	(C)	Sigma-Aldrich Brasil Ltda.	Sao Paulo, Brazil	Sales of Chemicals	Brazil	1992
			(i) Vetec Quimica Fina Ltda.	Rio de Janeiro, Brazil	Manufacturer/Sales Chemicals	Brazil	1978
	[6]	(D)	Sigma-Aldrich (Thailand) Co., Ltd.	Bangkok, Thailand	Sales of Chemicals	Thailand	2010

		The above colors represent the following:
		—	Dormant/Inactive Company
		—	Branch Office

		[1]	Ownership of Sigma-Aldrich Grundstuecks GmbH & Co. KG (Germany): Sigma-Aldrich Co. LLC - 94% and Sigma-Aldrich Verwaltungs GmbH - 6%.
		[2]	Ownership of Sigma-Aldrich Brasil Ltda.: Sigma-Aldrich Foreign Holding Co. - 76.7% and Sigma-Aldrich, Inc. - 23.3%.
		[3]	Ownership of Sigma-Aldrich BVBA/SPRL (Belgium): Sigma-Aldrich International GmbH - 99.96% and Sigma-Aldrich Italia Srl - .04%.
		[4]	Ownership of Sigma-Aldrich Quimica Ltda. (Chile): Sigma-Aldrich International GmbH - 99.99% and Sigma-Aldrich Sweden AB - .1.
		[5]	Ownership of Sigma-Aldrich de Argentina S.A.: Sigma-Aldrich Sweden AB - 51.49% and Sigma-Aldrich International GmbH - 48.51%.
		[6]	Ownership of Sigma-Aldrich (Thailand) Co., Ltd.: Sigma-Aldrich Foreign Holding Co. - 98%, Sigma-Aldrich Corporation - 1%, Sigma-Aldrich, Inc. - 1%.
		[7]	Ownership of Sigma-Aldrich Quimica S. de R.L. de C.V. (Mexico): Sigma-Aldrich Pte. Ltd. (Singapore) - 99.998% and Sigma-Aldrich International GmbH - .002%.
		[8]	Ownership of Sigma-Aldrich (Switzerland) Holding AG: Sigma-Aldrich Corporation - 73.94%, Sigma-Aldrich Co. LLC - 13.69%, Sigma-Aldrich Foreign Holding Co. - 12.37%.
		[9]	Ownership of Sigma-Aldrich spol. s.r.o. (Czech Republic): Sigma-Aldrich International GmbH - 99.683% and Sigma-Aldrich Pte. Ltd. (Singapore) - .317%.
		[10]	Ownership of Sigma-Aldrich Australia General Partnership: Sigma-Aldrich Oceania Pty. Ltd. - 99% and Sigma-Aldrich Pty. Ltd. - 1%.